                                  Exhibit 10.25

                             STOCK OPTION AGREEMENT
                 UNDER THE ULTRAMAR DIAMOND SHAMROCK CORPORATION
                          1996 LONG TERM INCENTIVE PLAN


STOCK OPTION AGREEMENT, dated as of FEBRUARY 6, 2001 by and between Ultramar Diamond Shamrock Corporation, a Delaware corporation (the "Company"), and WILLIAM R. KLESSE.

         WHEREAS, the Company desires to permit the Employee to share directly in the growth of the business of the Company and it's Subsidiaries and to identify his interests with those of the Company's stockholders by awarding an Option to the Employee under the terms of the Company's 1996 Long Term Incentive Plan, as amended from time to time (the "Plan");

         NOW, THEREFORE, in consideration of the Employee's employment with the Company or a Subsidiary, the Company and the Employee agree as follows:

1.       DEFINITIONS.

Capitalized terms used but not otherwise defined in this Agreement shall have the meanings assigned to such terms in the Plan.

"Cause" shall mean (a) the willful failure by the Employee to perform his duties with the Company or the willful engaging in conduct which is injurious to the Company, or a Subsidiary, monetarily or otherwise, as determined by the Committee in its sole discretion, or (b) if the Employee has entered into a written employment agreement with the Company, the definition of "cause" used in such employment agreement.

"Change in Control" occurs when (a) the Company is merged, consolidated or reorganized with another corporation or legal person, and as a result, less than 50% of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of voting stock of the Company immediately prior to such transaction; (b) the Company sells or transfers all or substantially all of its assets to any other corporation or other legal person, and as a result, less than 50% of the combined voting power of the then-outstanding securities of such corporation or person are held in the aggregate by the holders of voting stock of the Company immediately prior to such sale; (c) there is a report filed on
Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"), disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 of any successor rule or regulation promulgated under the Exchange Act) of securities representing 20% or more of the combined voting power of the then-outstanding securities of the Company entitled



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to vote generally in the election of directors of the Company; or (d) if during the period of two consecutive years individuals who at the beginning of any such period constitute the directors of the Company cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by the Company's shareholders, of each director of the Company first elected during such period was approved by a vote of at least two-thirds of the directors of the Company then still in office who were directors of the Company at the beginning of any such period (excluding for this purpose the election of any new director in connection with an actual or threatened election or proxy contest).

"Closing Price" shall mean, with respect to reload rights under Section 3, the closing price of the Shares as reported in the New York Stock Exchange Composite Transactions Report (or any other consolidated transactions reporting system which subsequently may replace such Composite Transactions Report) on the trading day the receipt of the exercise notice and Shares by the Company's Compensation Department or the Company's designated agent.

"Disability" shall mean the Employee's incapacity due to physical or mental illness substantially to perform his duties on a full-time basis for six consecutive months and within 30 days after a notice of termination is thereafter given by the Company the Employee will not have returned to the full-time performance of his duties.

"Employer" shall mean the Company or the Subsidiary that employs the Employee on the date hereof, provided that, if the Employee subsequently is transferred to another corporation covered by the Plan, such employing corporation shall be the Employer for purposes of this Agreement.

"Exercise Price" shall mean the price per share at which the Option may be exercised, which is set forth in Schedule A.

"Group" with respect to Option Shares shall mean a group of Option Shares having a common Grant Date and Exercise Price.

"Reload Shares" shall mean the Shares granted upon exercise of reload rights in conjunction with the exercise of an Option by tendering payment of the Exercise Price of the Option as evidenced by proof of ownership along with an affidavit of stock ownership of Shares that have been owned by the Employee for at least six months prior to the transaction as set forth in Section 3.

"Option Shares" shall mean Shares issuable upon exercise of the Option.

"Retirement" shall mean a Participant's (a) early retirement (retirement from active employment with the Company or a Subsidiary in accordance with the early retirement provisions of a pension plan maintained by the Company or such Subsidiary); or (b) normal retirement (retirement from active employment with the Company or a Subsidiary in accordance with the normal retirement provisions of a pension plan maintained by the Company or such Subsidiary).



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"Schedule A" shall mean Schedule A attached hereto and any subsequent Schedules which may be issued from time to time to reflect any subsequent grants of additional Shares subject to the Option.

"Termination of Employment" shall mean the time when employee-employer relationship between the Employee and the Employer is terminated for any reason whatsoever, but excluding any termination where there is a simultaneous reemployment by the Company, a Subsidiary, or, if applicable, a parent corporation, and where the Employee continues to serve on the Board. If the Employer is a Subsidiary and ceases to be a Subsidiary as a result of a sale of stock, merger or other transaction, such sale, merger or other transaction shall be deemed to be a Termination of Employment of the Employee if he ceases to be employed by either the Company or another Subsidiary following such sale, merger or other transaction.

2.       GRANT OF OPTION.

2.1 Grant; Grant Date; Exercise Price. Pursuant to and subject to the terms and conditions of the Plan, the Company hereby grants to the Employee the right and option to purchase from the Company all or any part of the Option Shares related to this Agreement (annual grant) and set forth on Schedule A hereto upon the terms and conditions set forth in this Agreement. The Employee hereby accepts the Option, acknowledges that he has received and read a copy of the Plan and agrees to be bound by all the terms and provisions of the Plan and this Agreement. Any subsequent grant of the right and option to purchase Option Shares related to this Agreement (annual grant) shall also be subject to the terms and conditions set forth in this Agreement. The Grant Date and Exercise Price of any subsequent Group of Option Shares shall be set forth on a Schedule A.

2.2 Adjustments in Option. In the event that the outstanding Shares are changed into or exchanged for a different number or kind of shares or securities of the Company or of another corporation, by reason of reorganization, merger or other subdivision, consolidation, recapitalization, reclassification, stock split, issuance of warrants, stock dividend or combination of shares or similar event, the Committee shall make an appropriate and equitable adjustment in the Option so that the Employee's proportionate interest shall be maintained as before the occurrence of such event to the maximum extent possible. Any adjustment made by the Committee shall be final and binding upon the Employee, the Company and all other interested parties.

2.3 Option Terms. The Option granted under this Agreement shall be subject to the following terms and conditions:

         (a) Term. The Option with respect to a particular Group of Option Shares shall expire on the tenth anniversary of the Grant Date for such Group of Option Shares, unless terminated earlier in accordance with Section 2.3(d);



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         (b)      Vesting. Except as provided in Section 4.1, the Option with respect to a particular Group of Option Shares shall become exercisable as follows:

                                                              Cumulative Percentage of Such
                                                              Group of Option Shares Which
         Anniversary of Grant Date for                        Shall Become Exercisable
         Such Group of Option Shares                          On and Following Such Date
         ---------------------------                          --------------------------
         First Anniversary                                                 30%

         Second Anniversary                                                60%

         Third Anniversary                                                 100%

         (c) Exercise. To the extent that the Option has become exercisable in accordance with this Agreement, it may be exercised in whole or in part at any time prior to its expiration or termination by providing notice of such exercise to the Company's Compensation Department or the Company's designated agent of the number and Group of Shares as to which the Option is being exercised and enclosing payment for the Shares with respect to which the Option is being exercised. Any such notice shall be irrevocable. The Exercise Price shall be paid (i) in cash or by check, (ii) if approved by the Committee, by proof of ownership along with an affidavit of stock ownership of Shares that have been owned by the Employee for at least six months prior to such transaction with a fair market value equal to the closing sale price per share of the Shares as reported in the New York Stock Exchange Composite Transactions Report (or any other consolidated transactions reporting system which subsequently may replace such Composite Transactions Report) for the New York Stock Exchange trading day on the day the exercise notice, proof of ownership and the affidavit of stock ownership of Shares are received by the Company, or if there are no sales on such date, on the next preceding day on which there were sales, and that are equal to the aggregate purchase price of the Shares with respect to which the Option is being exercised, (iii) pursuant to a cashless exercise program maintained by the Company, or (iv) by any combination of the foregoing approved by the Committee, in its sole discretion. Any partial exercise shall be for whole Shares only and shall not be for less than one hundred (100) Shares unless the number of Shares purchased constitutes the total number of Shares then remaining subject to the Option or the Committee permits such smaller exercise in its sole discretion.

         (d) Status of Option Upon Termination of Employment. In the event of the Employee's Termination of Employment for Cause, any outstanding portion of the Option (whether or not exercisable) shall terminate on the date of such Termination of Employment. If Termination is for any reason other than for Cause, any outstanding portion of the Option that has not become exercisable shall terminate on the date of such Termination of Employment, unless otherwise provided by the Committee in its sole discretion, and any outstanding exercisable portion (including any previously nonvested portion accelerated by the Committee) shall be exercisable for the following periods:



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                  (i) for the shorter of five (5) years following Termination or the remainder of its original term if Termination of Employment is due to Employee's death, Permanent Disability or Retirement or if Termination of Employment occurs on or before the second anniversary of a Change in Control Date and is an involuntary termination;

                  (ii) for the shorter of five (5) years following the Change in Control Date or the remainder of its original term if the Employee is employed by a Subsidiary and a Termination of Employment as described in the second sentence of the definition of such term is deemed to have occurred; or

                  (iii) for the shorter of ninety (90) days following such Termination of Employment or the remainder of it's original term in all other cases.

2.4 Nontransferability. Except as otherwise determined by the Committee, the Option shall not be assignable or transferable other than by will or the laws of descent and distribution, and no transfer so affected shall be effective to bind the Company unless the Company has been furnished with written notice thereof and a copy of the will, if applicable, and such other evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of the Option.

2.5 Conditions to Issuance of Stock Certificates.

         (a) The Shares delivered upon exercise of the Option or any portion thereof may be either treasury shares or shares of original issue or a combination of the foregoing. Upon payment of the applicable Exercise Price, such Shares shall be fully paid and non-assessable. The stock certificates evidencing the Shares shall bear such legends restricting transferability as the Committee deems necessary or advisable.

         (b) The Company shall not be required to issue or deliver any certificate or certificates for Shares deliverable upon any exercise of the Option prior to fulfillment of all of the following conditions:

                  (i) The completion of any registration or other qualification of such Shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body or the obtaining of approval or other clearance from any state or federal governmental agency which the Committee shall, in its sole discretion, deem necessary or advisable.

                  (ii) If the Committee shall, in its sole discretion, deem it necessary or advisable, the execution by the Employee of a written representation and agreement, in a form satisfactory to the Committee, in which the Employee represents that the Shares



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                           acquired by him upon exercise of the Option are being
                           acquired for investment and not with a view to distribution thereof.

2.6 Rights as Stockholder. The Employee shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any Shares issuable upon exercise of the Option unless and until certificates representing such Shares shall have been issued by the Company following exercise of the Option.

3.       RELOAD RIGHTS.

3.1 Grant. Upon payment of the Exercise Price as evidenced by proof of ownership along with an affidavit of stock ownership of Shares that have been owned by the Employee for at least six months prior to the transaction for the full or partial exercise of the Option, the Company will issue to the Employee (a) a certificate representing a number of Reload Shares determined by (i) multiplying the number of Shares with respect to which the Option is exercisable by the difference between the Closing Price and the Exercise Price, and (ii) dividing such product by the Closing Price and (b) a written agreement granting a Reload Option to purchase at a price per share equal to the Closing Price a number of Shares equal to the number of Shares tendered as payment for the exercise of the Option.

3.2 Limitations. If the Employee transfers other than by will or the applicable laws of descent and distribution any Reload Shares prior to the second anniversary of the exercise date of the underlying Option, the Reload Option will be forfeited. The Exercise Price of the Reload Options shall be not less than 100% of the fair market value of the Share at closing on the trading day on the date the Reload Options are granted as reported in the New York Stock Exchange Composite Transactions Report (or any other consolidated transactions reporting system which subsequently may replace such Composite Transactions Report). The Reload Options shall not be exercisable after the expiration of the term of the underlying Option. The Employee may not elect this reload feature in the exercise of the Option if he ceases to be an employee of either the Company or any of its majority-owned subsidiaries at any time during the duration of the Option, notwithstanding the provisions of Paragraph 2.

4.       CHANGE IN CONTROL PROVISIONS.

4.1 Impact of Event. In the event of a Change in Control prior to the Employee's Termination of Employment, the following shall apply:

         (a) Any portion of the Option that had not yet become exercisable and vested shall become fully vested and exercisable immediately.

         (b)      In the event of a Change in Control other than one defined in
                  Section 1, if (i) following the Change in Control Date, the Shares cease to be listed on a national securities exchange or traded on an over-the-counter market or (ii) within sixty (60) days following the Change in Control Date, the Fair Market Value of a Share on such exchange or market shall have declined



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                  by twenty percent (20%) or more from the Fair Market Value of a Share on the Change in Control Date or the Change in Control Price, whichever is higher, then the Company shall offer in writing the Employee the opportunity to be paid the value of the outstanding option, determined on the basis of the Change in Control Price for a period of sixty (60) days following the event that gives rise to the obligation to pay under this paragraph (b). Such amount shall be payable in a cash lump sum within thirty (30) days after the Company receives notification of the Employee's election to accept the offer described in this paragraph (b).

4.2 Designation Beneficiary. If the Employee dies prior to receiving any payment due under Section 4.1(b) such payment shall be made to his beneficiary (as designated in the form and manner determined by the Committee) or, if no designation is in effect, to the Employee's estate.

5.       MISCELLANEOUS.

5.1 Administration. The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Employee, the Company and all other interested persons.

5.2 Tax Implication. In general, employees will be subject to tax upon exercise of all or any part of the Option in an amount equal to the difference between the Fair Market Value of the Shares being acquired upon such exercise as of the exercise date and the Exercise Price, less any applicable commissions and fees. The Employee is advised to consult tax counsel concerning the tax implications of holding and exercising all or any part of the Option.

5.3 No Right to Continued Employment. Nothing in this Agreement or in the Plan shall confer upon the Employee any right to continue in the employ of the Employer or shall interfere with or restrict in any way the rights of the Employer, which are hereby expressly reserved, to discharge the Employee at any time for any reason whatsoever, with or without cause.

5.4 Entire Agreement; Amendment. This Agreement together with the Plan consists of the entire agreement between the parties with respect to the subject matter hereof. Any term or provision of this Agreement may be waived at any time by the party which is entitled to the benefits thereof and any term or provision of this Agreement may be amended or supplemented at any time by the mutual consent of the parties hereto, provided that any such waiver, amendment or supplement is in writing.



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5.5 Governing Law. The laws of the State of Delaware shall govern the interpretation, validity and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflict of laws.

5.6 Successors. This Agreement shall be binding upon and inure to the benefit of the successors, assigns and heirs of the respective parties.

5.7 Notices. All notices or other communications made or given in connection with this Agreement shall be in writing and shall be deemed to have been duly given when sent by telecopy with oral confirmation or when delivered or mailed by registered or certified mail, return receipt requested, to the parties at their addresses listed below or at such other address as each may specify by notice to the others:

         To the Employee:                 To the Company:
         WILLIAM R. KLESSE                Ultramar Diamond Shamrock Corporation
                                          P.O. Box 696000
                                          San Antonio, TX  78269-6000
                                          Attention:    Compensation Department
                                                        Human Resources
                                          Telecopy:     (210) 592-4856

5.8 Waiver. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver thereof or deprive that party of the light thereafter to insist upon strict adherence to that term or any other term of this Agreement.

5.9 Titles: Construction. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Agreement. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, when the context so indicates.

5.10 Dialoque. This Agreement, all grants of Options subject to this Agreement, and all claims arising from this Agreement are subject to and governed by the Ultramar Diamond Shamrock Dialogue Dispute Resolution Program.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

UTLRAMAR DIAMOND SHAMROCK                   EMPLOYEE
CORPORATION

By:
   ---------------------------------        ------------------------------------
      Jean R. Gaulin                        Name:  WILLIAM R. KLESSE
      Chief Executive Officer



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                      Schedule A to Stock Option Agreement
                       dated as of February 6, 2001 by and
       between Ultramar Diamond Shamrock Corporation and WILLIAM R. KLESSE

                                     Option Shares
         Grant Date                     Granted               Exercise Price
         ----------                 ---------------           --------------
         02/06/01                           108,700                   $32.71